SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                  May 8, 2002
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                      SPORTS ENTERTAINMENT ENTERPRISES, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



         Colorado                  0-17436               84-1034868
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



            6730 Las Vegas Boulevard South, Las Vegas, Nevada  89119
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code




                                (702) 798-7777
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code













ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 8, 2002, Sports Entertainment Enterprises, Inc. (the "Company") completed a distribution of all of the shares of common stock of All-American SportPark, Inc. ("AASP") held by the Company to the Company's shareholders of record on May 3, 2002. The 2,250,000 shares of AASP common stock distributed represents approximately 66.2% of the outstanding shares of AASP. The terms of the distribution as described in greater detail in the Information Statement dated May 8, 2002, filed herewith as Exhibit 99. As a result of the distribution, the Company no longer has any ownership interest in AASP.

     AASP is a publicly-held company which currently operates the Callaway Golf Center in Las Vegas, Nevada, which includes a 110-station driving range, a par three golf course, and a clubhouse with three tenant operations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma information is filed herewith:

                                                                   Page
                                                                   ----

          Pro Forma Financial Information ......................   F-1

          Pro Forma Balance Sheet ..............................   F-2

          Pro Forma Statements of Operations ...................   F-3

          Note to Pro Form Financial Statements ................   F-5

     (c) EXHIBITS.

         Exhibit 99    Information Statement    Filed herewith
                       dated May 8, 2002        electronically





















                                   2




                         PRO FORMA FINANCIAL INFORMATION


     The following unaudited pro forma financial statements give effect to the spin-off of AASP from the Company that occurred effective May 8, 2002. The unaudited pro forma condensed balance sheet presents the effects of this transaction as of March 31, 2002 assuming that this transaction had occurred as of March 31, 2002. The unaudited pro forma condensed statements of operations presents the effects of this transaction for the three months ended March 31, 2002 and for the year ended December 31, 2001 as if this transaction had occurred on January 1, 2001.

          SPORTS ENTERTAINMENT ENTERPRISES, INC. AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED BALANCE SHEETS



ASSETS

                           March 31,     Spin-Off       Other       Pro Forma
                             2002        of AASP      Adjustmnets     SPEN
                          ----------   -----------    -----------  ----------

Total current assets      $  947,487   $   (217,847)  $    -       $  729,640

Leasehold improvements
 and equipment, net          957,061       (859,575)       -           97,486
Due from related entities       -              -        555,871       555,871
Due from affiliated stores   165,626       (164,362)       -            1,264
Note receivable - related
 party                        20,000        (20,000)       -             -
Other assets                  21,529        (12,661)       -            8,868
                          ----------    -----------   ---------    ----------
    Total assets          $2,111,703    $(1,274,445)  $ 555,871    $1,393,129
                          ==========    ===========   =========    ==========

LIABILITIES AND SHAREHOLDERS'
 EQUITY (DEFICIENCY)

Total current
 liabilities              $1,418,335    $  (826,645)  $  4,677     $  596,367

Note payable to
 shareholder               5,159,948     (5,159,948)      -              -
Due to related entities         -          (555,871)   555,871           -
Due to affiliated stores   1,447,004       (436,511)      -         1,010,493
Long-term debt, net of
 current portion             436,940       (436,940)      -              -
Deferred income              153,929       (153,929)      -              -
                          ----------    -----------   ---------    ----------
    Total liabilities      8,616,156     (7,569,844)    560,548     1,606,860
                          ----------    -----------   ---------    ----------
Minority interest            368,781       (368,781)       -             -
                          ----------    -----------   ---------    ----------
Total shareholders'
 equity (deficiency)      (6,873,234)     6,664,180      (4,677)     (213,731)
                          ----------    -----------   ---------    ----------
Total liabilities and
 shareholders' equity
 (deficiency)             $2,111,703    $(1,274,445)  $ 555,871    $1,393,129
                          ==========    ===========   =========    ==========

          SPORTS ENTERTAINMENT ENTERPRISES, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 2001

                                                    Spin-Off       Pro Forma
                                        2001         of AASP         SPEN
                                     -----------    -----------    ----------

  Total revenues                     $ 5,566,435    $(2,425,781)   $3,140,654
                                     -----------    -----------    ----------
  Total cost of revenues               2,583,477       (328,353)    2,255,124
                                     -----------    -----------    ----------
     Gross profit                      2,982,958     (2,097,428)      885,530
                                     -----------    -----------    ----------
  Total operating expenses             3,147,269     (2,166,383)      980,886
                                     -----------    -----------    ----------
Operating loss                          (164,311)        68,955       (95,356)

Interest expense, net                   (597,622)       514,449       (83,173)
                                     -----------    -----------    ----------

Loss from continuing operations
 before minority interest               (761,933)       583,404      (178,529)
                                     -----------    -----------    ----------
Minority interest in (income)
 loss of subsidiary                      (20,371)        20,371          -
                                     -----------    -----------    ----------
Loss from continuing operations         (782,304)       603,775      (178,529)
                                     ===========    ===========    ==========

NET LOSS PER SHARE:
 Basic and diluted:
  Loss from continuing operations    $     (0.10)   $      0.07    $    (0.03)
                                     ===========    ===========    ==========

          SPORTS ENTERTAINMENT ENTERPRISES, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2002

                                                    Spin-Off       Pro Forma
                                        2002         of AASP         SPEN
                                     -----------    -----------    ----------

  Total revenues                     $ 1,225,329    $  (588,822)   $  636,507
                                     -----------    -----------    ----------

  Total cost of revenues                 493,062        (70,653)      422,409
                                     -----------    -----------    ----------

     Gross profit                        732,267       (518,169)      214,098
                                     -----------    -----------    ----------

  Total operating expenses               737,362       (482,775)      254,587
                                     -----------    -----------    ----------

Operating loss                            (5,095)       (35,394)      (40,489)
                                     -----------    -----------    ----------

Other income (expense):                 (101,988)       127,445        25,457
                                     -----------    -----------    ----------

Minority interest in loss of
 subsidiary                                4,943         (4,943)         -
                                     -----------    -----------    ----------

Net loss                                (102,140)        87,108       (15,032)
                                     ===========    ===========    ==========

  Net loss per share (basic and
   diluted                           $(     0.01)   $      0.01    $    (0.00)
                                     ===========    ===========    ==========

                     NOTE TO PRO FORMA FINANCIAL STATEMENTS

Note 1: The "Other Adjustments" in the pro forma balance sheet give effect to the elimination of all intercompany payables/receivables and equity investments in the spun-off AASP subsidiary. There are no effects on the pro forma statements of operations.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   SPORTS ENTERTAINMENT ENTERPRISES, INC.



Dated: May 20, 2002                By:/s/ Kirk Hartle
                                      Kirk Hartle, Chief Financial Officer














































                                       3